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                                                                    Exhibit 10.9


                                 AMENDMENT NO. 2
                                     TO THE
                       RPM, INC. BENEFIT RESTORATION PLAN

               THIS AMENDMENT NO. 2 to the RPM, Inc. Benefit Restoration Plan (hereinafter known as the "Plan") is executed by RPM, Inc. (hereinafter known as the "Company") and acknowledged by RPM International Inc. (hereinafter known as the "Successor Company"), as of the dates set forth below.

                                   WITNESSETH:


               WHEREAS, the Company maintains the Plan for the benefit of certain of its employees and certain employees of affiliated companies; and

               WHEREAS, in connection with the reincorporation of the Company as a Delaware corporation, the Company has agreed to assign, and the Successor Company has agreed to assume, all of the powers, authorities, duties, responsibilities and obligations of the Company with respect to the Plan in accordance with an Agreement and Plan of Merger, dated August 29, 2002; and

               WHEREAS, it is the desire of the Company to amend the Plan in order to reflect the reincorporation of the Company, the assumption of the Plan by the Successor Company, and the new name of the Plan, all of which will become effective as of the effective time of the reincorporation of the Company, which shall be 9:00 a.m. on October 15, 2002 (the Effective Time"); and

               WHEREAS, the Company reserved the right, pursuant to Section 4.5 of the Plan, for the Board of Directors to make certain amendments thereto;



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               NOW, THEREFORE, pursuant to Section 4.5 of the Plan, the Board of
Directors hereby amends the Plan as follows, effective as of the Effective Time:

        1. The name of the Plan is hereby changed to the "RPM International Inc. Benefit Restoration Plan."

        2. The Plan is hereby amended by the deletion of each reference to the term "RPM, Inc." as a corporate entity, including but not limited to, the definition of the term "Company" in Section 1.8 and the signature block, and the substitution in lieu thereof of the term "RPM International Inc." as the corporate entity.

        3. The Plan is hereby amended by the deletion of each reference to the term "RPM, Inc." as the sponsor of certain employee benefit plans, including but not limited to, the definition of the term "Plan" in Section 1.10 and the RPM, Inc. Retirement Plan, and the substitution in lieu thereof of the term "RPM International Inc." as the sponsor of such plans.

        4. The Plan is hereby amended by the deletion of each reference to RPM, Inc. as an Ohio corporation in every instance that it appears, including but not limited to, the definition of the term "Company" in Section 1.8, and the substitution in lieu thereof of the reference to RPM International Inc. as a Delaware corporation.

        5. Section 1.7A of the Plan is hereby amended by the deletion of said section in its entirety and the substitution in lieu thereof of a new
Section 1.7A to read as follows:

        "1.7A Common Stock. 'Common Stock' means the common stock, par value $.01 per share, of the Company."

6.      Section 1.10A of the Plan is hereby amended by the deletion of said section in its entirety and the substitution in lieu thereof of a new Section 1.10A to read as follows:

        "1.10A   Restricted Stock Plan.  'Restricted Stock Plan' means the RPM
International Inc. 1997 Restricted Stock Plan, as the same may be amended from time to time."




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        7.     Section 3.3 of the Plan is hereby amended by the deletion of said section in its entirety and the substitution in lieu thereof of a new Section
3.3 to read as follows:

        "3.3 Lump Sum Payment. The Supplemental Restoration Benefit shall be paid in a lump sum which shall be determined by using the actuarial assumptions set forth in the Basic Retirement Plan; provided, however, that if the Participant has been issued restricted Common Stock under the Restricted Stock Plan for the purpose of replacing all or a portion of the Supplemental Restoration Benefit which the Participant had accrued hereunder prior to June 1, 1997, the lump sum payable hereunder with respect to such Supplemental Restoration Benefit shall be reduced by the aggregate dollar amount attributable to such shares as set forth in the agreement(s) pursuant to which such Common Stock were acquired by the Participant."


                            [Signature Page Follows]




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        IN WITNESS WHEREOF, RPM, Inc., by officers duly authorized by its Board of Directors, has caused this Amendment No. 2 to the RPM, Inc. Benefit Restoration Plan to be signed this 14th day of October, 2002.

                                           RPM, INC.



                                           By:   /s/ P. Kelly Tompkins
                                                -----------------------------
                                                P. Kelly Tompkins, Secretary


        The Successor Company hereby expressly acknowledges its assumption of all of the powers, authorities, duties, responsibilities and obligations of the Company with respect to the Plan as of the Effective Time.


                                           RPM INTERNATIONAL INC.

                                           By:    /s/  Keith R. Smiley
                                                -------------------------------
                                                Keith R. Smiley, Treasurer and
                                                  Assistant Secretary



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